Exhibit 10.77
                             SUBSCRIPTION AGREEMENT


                  THIS SUBSCRIPTION AGREEMENT, dated as of August 31, 1995, by and between INTERNEURON PHARMACEUTICALS INC., a Delaware corporation, with headquarters located at One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02173 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"); and

                  WHEREAS, the Buyer wishes to subscribe for and purchase shares of Common Stock, $.001 par value (the "Common Stock"), of the Company upon the terms and subject to the conditions of this Agreement, subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                  A. SUBSCRIPTION. The undersigned hereby subscribes for and agrees to purchase the number of shares of Common Stock determined as set forth on the signature page of this Agreement (the "Shares") at the price per Share determined as set forth on the signature page of this Agreement. The aggregate purchase price for the Shares shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

                  B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX I (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of a certificate for the Shares. Promptly following payment by the Buyer to the Escrow Agent of the subscription price for the Shares, the Company shall deliver a certificate for the Shares to the Escrow Agent. By signing this

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Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  C. METHOD OF PAYMENT. Payment of the purchase price for the Shares shall be made by wire transfer of funds to:

                           Citibank, N.A.
                           153 East 53rd Street
                           New York, New York 10043

                           ABA#021000089
                           For Further Credit to A/C#37179446
                           for credit to the account of Brian W. Pusch
                           Attorney Escrow Account
                           Reference:  Interneuron

Not later than 4:00 p.m., New York City time, on the date which is five New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate subscription price for the Shares.

                  2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  a. The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof;

                  b. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                  c. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

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                  d. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares;

                  e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the year ended September 30, 1994 the ("1994 Form 10-K"), (2) Quarterly Reports on Form 10-Q for the quarters ended December 31, 1994, March 31, 1995 and June 30, 1995, (3) Proxy Statement for the Company's 1994 Annual Meeting and (4) Current Reports on Form 8-K, dated May 16, 1995 and June 2, 1995, in each case as filed with the U.S. Securities and Exchange Commission (the "SEC"), and referred to herein collectively as the "SEC Reports". The Buyer understands that its investment in the Shares involves a high degree of risk;

                  f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares;

                  g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

                  h. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the purchase of the Shares and the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Buyer of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Buyer, the investment policies and investment restrictions of the Buyer, or any indenture, mortgage, deed of trust or other material

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agreement or instrument to which the Buyer is a party or by which it or any of its properties or assets are bound.

                  3.       COMPANY REPRESENTATIONS, ETC.

                  The Company represents and warrants to the Buyer that:

                  a. CONCERNING THE SHARES AND THE COMMON STOCK. The Shares, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares. The Common Stock is authorized for trading on the Nasdaq National Market and no suspension of trading in the Common Stock is in effect.

                  b. SUBSCRIPTION AGREEMENT. This Agreement and the Registration Rights Agreement in the form attached hereto as ANNEX II (the "Registration Rights Agreement") have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and except as rights to indemnity and contribution may be limited by applicable law or public policy.

                  c.  NON-CONTRAVENTION.  The  execution  and  delivery  of this
Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the issuance of the Shares and the other transactions contemplated by this Agreement and the Registration Rights Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.


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                  d.  APPROVALS.  No  authorization,  approval or consent of any governmental body or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares as contemplated by this Agreement.

                  e. INFORMATION PROVIDED. The SEC Reports did not, as of the respective dates of filing with the SEC, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; since the date of the filing of the 1994 Form 10-K with the SEC the Company has filed all reports and information required to be filed by the Company with the SEC and has publicly disclosed all information required to be disclosed by the Company, in each case by applicable laws and the requirements of the National Association of Securities Dealers, Inc. (the "NASD"); and since June 30, 1995 there has been no report or information required to be filed by the Company with the SEC or to be publicly disclosed by the Company, in each case by applicable laws or the requirements of the NASD (other than the SEC Reports and reports on SEC Form 10-C).

                  f. ABSENCE OF CERTAIN CHANGES. Since September 30, 1994, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in or contemplated by the SEC Reports and except that the Company has continued to incur losses from operations since June 30, 1995.

                  g. ABSENCE OF LITIGATION. Except for applications by the Company to, and proceedings by the Company scheduled before, the Food and Drug Administration (the "FDA") and the Drug Enforcement Administration (which are disclosed in the SEC Reports in accordance with applicable law, including, without limitation, the restrictions imposed by the FDA on disclosure), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.


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                  4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  a. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Shares to be issued to it hereunder have not been and are not being registered under the provisions of the 1933 Act (except as provided in the Registration Rights Agreement), and may not be transferred unless (A) the Shares are subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

                  b. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that, until such time as the shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                  c. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement in the form attached hereto as ANNEX II on or before the Closing Date.

                  d. AUTHORIZATION FOR TRADING; REPORTING STATUS. The Company shall cause the Shares to be authorized for trading on the

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Nasdaq National Market at such time as shall be required by the NASD in order for (1) the Company to avoid removal of the listing of the Common Stock on the Nasdaq National Market or suspension of trading of the Common Stock on the Nasdaq National Market and (2) there to be no impairment of the validity of the issuance of the Shares and no limitation arising under the rules or requirements of the NASD on the transferability of the Shares on the Nasdaq National Market. So long as the Buyer beneficially owns at least 100,000 of the Shares and until such time as the Shares are eligible for sale pursuant to Rule 144(k) under the 1933 Act, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  e. CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for the reasonable fees and expenses of legal counsel to the Buyer for the preparation and negotiation of this Agreement and the other documents contemplated hereby, the closing contemplated hereby and the expenses of the Escrow Agent in connection therewith; PROVIDED, HOWEVER, that if the Closing Date (as hereinafter defined) occurs on or before September 30, 1995 the maximum amount payable by the Company pursuant to this sentence shall be $10,000.00. The Buyer shall provide to the Company written documentation of the amount of such legal fees and expenses and, if such documentation is provided to the Company on or before the Closing Date, the amount thereof shall be paid at such time and in such manner as provided in the Joint Escrow Instructions. The obligations of the Company under the provisions of this Section 4(e) shall be in addition to the obligations of the Company for expenses under the Registration Rights Agreement.

                  5.  TRANSFER AGENT INSTRUCTIONS.

                  Promptly following the delivery by the Buyer of the aggregate subscription price for the Shares in accordance with Section 1(c) hereof, the Company will instruct its transfer agent to issue one or more certificates for the Shares, bearing the restrictive legend specified in Section 4(b) of this Agreement, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer at least one business day prior to the date of the closing. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a) hereof will be given by the Company to the transfer agent with respect to the Shares and that the Shares shall otherwise be freely

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transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably acceptable to the Company that registration of a resale by the Buyer of any of the Shares in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of the Shares and promptly instruct the Company's transfer agent to issue one or more share certificates in such name or names and in such denominations as specified by the Buyer.

                  6.       STOCK DELIVERY INSTRUCTIONS.

                  The certificate for the Shares shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

                  7.       CLOSING DATE.

                  The date and time of the issuance and sale of the Shares (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is two New York Stock Exchange trading days after the date on which the Buyer has deposited the aggregate subscription price for the Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

                  8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The Buyer understands that the Company's obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

                  a. The receipt and acceptance by the Company of the Buyer's subscription for the Shares as evidenced by execution of this Agreement by the Company;

                  b. Delivery by the Buyer to the Escrow Agent of immediately available good funds as payment in full of an amount equal to the aggregate subscription price for the Shares in accordance with Section 1(c) hereof; and


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                  c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before such Closing Date.

                  9.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Shares is conditioned upon:

                  a. Delivery by the Company to the Escrow Agent of one or more certificates for the Shares in accordance with this Agreement;

                  b. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date; and

                  c. Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto.

                  10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. The Company and the Buyer hereby consent to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, over any dispute arising under this Agreement. A facsimile transmission of this signed agreement shall be legal and binding on all parties hereto. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Although this Agreement is dated as of the date set forth above, the actual dates of execution hereof are set forth below the signatures of the parties hereto and this Agreement shall become effective and binding on the later of such

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dates. Any notices required or permitted to be given under the terms of this
Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision.


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                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


PRICE PER SHARE:  $11.235 per share

NUMBER OF SHARES:  534,045

AGGREGATE SUBSCRIPTION PRICE: $6,000,000

NAME OF BUYER:  GFL ADVANTAGE FUND LIMITED



SIGNATURE: /S/ A.P. DE GROOT
          ----------------------
Title: President
Date:  September 21, 1995

Address:   c/o CITCO
           Kaya Flamboyan 9
           Curacao
           Netherlands Antilles



INTERNEURON PHARMACEUTICALS, INC.

By:   /S/ THOMAS F. FARB
     -------------------------
Title: Senior Vice President
Date:  September 21, 1995



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                                                                   ANNEX I
                                                                     TO
                                                                SUBSCRIPTION
                                                                  AGREEMENT

                            JOINT ESCROW INSTRUCTIONS

                                             Dated as of the date of the
                                             Subscription Agreement to Which
                                             These Joint Escrow Instructions Are
                                             Attached
Brian W. Pusch, Esq.,
   as Escrow Agent
Penthouse Suite
29 West 57th Street
New York, New York  10019

Dear Mr. Pusch:

                  As Escrow Agent for both Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), and the purchaser of shares (the "Shares") of Common Stock, $.001 par value, of the Corporation (the "Buyer"), who is named in the Subscription Agreement between the Corporation and the Buyer to which a copy of these Joint Escrow Instructions is attached as ANNEX I (the "Agreement"), the Escrow Agent is hereby authorized and directed to hold the documents and funds (together with any interest thereon, the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of the Agreement in accordance with the following instructions:

                  1. After receipt of written or oral notice from the Corporation and the Buyer to the Escrow Agent that their respective conditions precedent to the purchase and sale of the Shares have been satisfied or waived by the Corporation and the Buyer, the Escrow Agent shall, subject to the next succeeding sentence of this paragraph, release the Escrow Funds (less amounts disbursed or to be disbursed pursuant to the next succeeding sentence of this paragraph) to or upon the order of the Corporation and shall release the certificates for the Shares to the Buyer. After receipt of such notice, a portion of the Escrow Funds shall be delivered by the Escrow Agent as follows: an amount equal to the

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expenses of the Buyer payable by the Corporation pursuant to Section 4(e) of the
Agreement, such amount to be specified in writing by the Buyer to the Escrow Agent prior to release of the Escrow Funds, shall be paid to or upon the order of the Buyer. If the Corporation or the Buyer notifies the Escrow Agent that on the Closing Date (as defined in the Agreement), the conditions precedent to the obligations of the Corporation or the Buyer, as the case may be, under the Agreement were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Buyer and, following notice to the Escrow Agent from the Buyer that the Buyer has received, or receipt by the Escrow Agent for the account of the Buyer, in either case from the Corporation of funds in an amount equal to the expenses of the Buyer payable by the Corporation pursuant to
Section 4(f) of the Agreement, such amount to be specified in writing by the Buyer to the Escrow Agent, the Escrow Agent shall return the certificates for the Shares to the Corporation. Prior to return of the Escrow Funds to the Buyer, the Buyer shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow
Agent's attorney escrow account at Citibank, N.A.

                  2. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Corporation, the Buyer and the Escrow Agent.

                  3. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

                  4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, firm or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified,

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annulled, set aside, vacated or found to have been entered without jurisdiction.

                  5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                  6. The Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents or Escrow Funds deposited with or held by the Escrow Agent.

                  7. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Buyer in connection with the transactions contemplated by the Agreement and may continue to act as legal counsel for the Buyer notwithstanding its duties as Escrow Agent hereunder.

                  8. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Corporation and the Buyer. In the event of any such resignation, the Buyer shall appoint a successor Escrow Agent.

                  9. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  10. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed, in its sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) at any time, to

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deposit the documents or Escrow Funds with any court of competent jurisdiction in the state of New York, in which event the Escrow Agent shall give notice thereof to the Buyer and the Company and shall thereupon be relieved and discharged from all further obligations hereunder.

                  11. The Corporation and the Buyer jointly and severally agree to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                  12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

CORPORATION:     At the address set forth in the introductory
                 paragraph of the Agreement

                 Attention:  President

BUYER:           At the address set forth in the
                 Subscription Agreement to which
                 these Joint Escrow Instructions
                 are attached

ESCROW AGENT:    Brian W. Pusch
                 Penthouse Suite
                 29 West 57th Street
                 New York, New York  10019


                  13. By signing these Joint Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Joint Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Corporation and the Buyer have become

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parties hereto by their execution and delivery of the Agreement, as provided therein.

                  14. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York.

                  15. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.




ACCEPTED BY ESCROW AGENT:

 /S/ BRIAN W. PUSCH
- -----------------------------
     Brian W. Pusch




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

                                                                    ANNEX II
                                                                       TO
                                                                  SUBSCRIPTION
                                                                    AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 21, 1995 (this "Agreement"), is made by and between INTERNEURON PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

                  WHEREAS, in connection with the Subscription Agreement, dated as of August 31, 1995, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor shares (the "Shares") of Common Stock, $.001 par value (the "Common Stock"); and

                  WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

                  1.       DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                  (i) "Investor" means the Initial Investor and any transferee or assignee who acquires at least 20 percent of the Registrable Securities and agrees to become bound by the provisions

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of this Agreement in accordance with, and meets the requirements of, Section 9 hereof.

                  (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                  (iii)"Registrable   Securities"   means  the  Shares  and  any
additional shares of Common Stock issued by the Company pursuant to Section 2(d) of this Agreement.

                  (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

                  (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

                  (c) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

                  2.       REGISTRATION.

                  (A) PIGGY-BACK REGISTRATIONS. If at any time on or after March 31, 1996 the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), prior to filing such Registration Statement the Company shall send to each Investor, who is entitled to registration rights under this Section 2(a) written notice of such proposed filing (stating the deadline for responding thereto as provided in this Agreement) and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall, subject to the terms of any written agreement of the Company as in effect on the date of this Agreement, include in

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such Registration Statement on the same terms and conditions as the other securities being offered in such offering all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company or any stockholder of the Company whose securities are included in such Registration Statement the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion, if any, of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Subject to the terms of any written agreement of the Company as in effect on the date hereof, any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and PROVIDED FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, subject to the terms of any written agreement of the Company as in effect on the date of this Agreement, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2(a) shall be construed to limit any registration required under Section 2(b) hereof, PROVIDED, HOWEVER, that if at any time after September 30, 1997 the Investors shall hold less than 100,000 Registrable Securities which have not theretofore been registered under the Securities Act, the Company shall have no further obligation to register Registrable Securities under this Section 2(a). The obligations of the Company under this Section 2(a) may be waived by Investors holding a majority in interest of the Registrable Securities and shall expire after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2(a) for two registrations; PROVIDED, HOWEVER, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(a) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded in accordance with the provisions of this Section 2(a); PROVIDED FURTHER, HOWEVER, that the Company shall not be required to afford further rights to registration under this Section 2(a) if all Registrable Securities are eligible for sale pursuant to Rule 144(k) under the Securities Act.

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

                  (b) REGISTRATION. The Company shall prepare and shall file with the SEC a Registration Statement covering such of the Registrable Securities as may be requested by the Initial Investor or any Investors who, in accordance with Section 9 hereof, are entitled to registration rights under this
Section 2(b) and shall use its best efforts to cause such Registrable Securities to be registered, on one occasion only for all Investors, under the Securities Act and applicable state laws as expeditiously as possible after such filing.

                  (c) If any offering pursuant to a Registration Statement pursuant to Section 2(b) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel for all Investors whose Registrable Securities are to be included in such Registration Statement and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(c) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

                  (d) PAYMENTS BY THE COMPANY. If the Registration Statement covering the Registrable Securities for which a registration is required to be made pursuant to Section 2(b) hereof is not effective on or before January 2, 1996, then the Company will issue additional shares or make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(d).

                  (1) If the Registration Statement covering the Registrable Securities for which a registration is required to be made pursuant to
         Section 2(b) hereof first becomes effective with the SEC after January 2, 1996 and on or before April 1, 1996, then the Company shall issue additional shares of Common Stock to the Initial Investors in an amount determined as of each Computation Date in the period after January 2, 1996 and on or before April 1, 1996 as follows: (A) in the case of the first Computation Date, 21,362 shares, and

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         (B) in the case of each other Computation Date during the period after
         January 2, 1996 and on or before April 1, 1996, 16,021 shares; and

                  (2) if the Registration Statement covering the Registrable Securities for which a registration is required to be made pursuant to
         Section 2(b) hereof first becomes effective with the SEC after April 1, 1996, in the case of each Computation Date after April 1, 1996 until such Registration Statement is ordered effective, five percent (5%) of the aggregate subscription price paid by the Initial Investor for the Shares pursuant to the Subscription Agreement


(each such amount of shares of Common Stock to be so issued or the amount of each such payment in respect of each Computation Date being a "Periodic Amount"); PROVIDED, HOWEVER, that if any Computation Date is less than 30 days subsequent to another Computation Date, then the Periodic Amount issuable or payable on the later Computation Date shall be pro rated and the latest Computation Date shall be September 30, 1996, which means that no Periodic Amount shall accrue for any period after September 30, 1996. The Periodic Amount shall be issued or paid by the Company within five business days after each Computation Date and, in the case of the preceding clause (2), shall be payable in cash; PROVIDED, HOWEVER, that in lieu of payment in cash of any Periodic Amount payable pursuant to the preceding clause (2) in respect of a Computation Date which occurs after April 1, 1996, the Company may elect to deliver to the Initial Investor on or before the due date for payment of such Periodic Amount shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount; PROVIDED FURTHER HOWEVER, that on any date on which any Periodic Amount is due and payable, in lieu of payment of such Periodic Amount, the Company shall have the right, exercisable by five days advance written notice to the Initial Investor and exercisable only if at the time of exercise the Company shall not be in material breach or default of its obligations under this Agreement or the Subscription Agreement, to repurchase from the Initial Investor all Registrable Securities then held by the Initial Investor at a price (the "Repurchase Price") equal to the sum for all classes of Registrable Securities held by the Initial Investor of the product obtained by multiplying
(1) the mean average of the highest bid and lowest asked prices of the class of securities which includes the Registrable Securities on the principal trading market for such class of securities on the trading day immediately preceding such purchase by (2) the number of Registrable Securities of such class to be repurchased by the Company. The right provided in the second proviso to the immediately preceding sentence is referred to herein as the

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"Purchase Right". In any case in which the Company shall exercise the Purchase
Right (1) by exercising such right the Company represents and warrants to the Initial Investor that such repurchase is lawful, valid and will not subject the Initial Investor to any liability or cost under all applicable laws, other than income, gains or similar taxes imposed on the Initial Investor in connection with such repurchase, (2) the closing date for such repurchase shall be the due date for the payment of the Periodic Amount otherwise due, (3) on the closing date for such repurchase the Company shall deliver to the Initial Investor good funds by bank cashier's check or wire transfer of immediately available funds to an account designated by the Initial Investor in an amount equal to the Repurchase Price against delivery of the certificates for the Registrable Securities to be repurchased, (4) time shall be of the essence in the Company's performance of its obligations once the Company has exercised its right to repurchase and (5) if the Company shall perform in full on a timely basis its obligations in respect of such repurchase the Company shall have no further obligation to pay any Periodic Amount to the Initial Investor or to afford Registration Rights for the Shares repurchased and if the Company shall fail to perform on a timely basis any of its obligations in respect of such repurchase the Company shall continue to remain liable for all Periodic Amounts which become due hereunder as if such right had not been exercised by the Company. The Purchase Right may, with the prior written consent of the Initial Investor (which consent will not be unreasonably withheld), be assigned by the Company contemporaneous with the exercise of such right; PROVIDED, HOWEVER, that the Initial Investor shall be entitled to receive such information, written assurances and written representations and warranties from the Company and any assignee of such right as the Initial Investor reasonably requires in connection with such assignment and if any such assignee shall fail to complete the purchase, the Company shall continue to remain liable for all Periodic Amounts which become due hereunder as if such right had not been exercised or assigned.

                  As used in this Section 2(d), the following terms shall have the following meanings:

                  "Aggregate Market Value" of any shares of Common Stock as of any Computation Date means the product obtained by multiplying (a) such number of shares of Common Stock times (b) the Average Market Price of the Common Stock for the Measurement Period for such Computation Date.

                  "Average Market Price" of any security for any period shall be computed as the mean average of the daily mean average of the high and low sales prices of such security (or the mean average of the high and low bid prices for such security on any trading day

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

for which no sales are reported) for each trading day in such period on the principal trading market for such security, as reported by Nasdaq; PROVIDED, HOWEVER, that if the Average Market Price of the Common Stock computed as aforesaid would be less than $7.50 per share then the Average Market Price shall be deemed to be $7.50 per share and if the Average Market Price of the Common Stock computed as aforesaid is more than $20.00 per share then the Average Market Price of the Common Stock shall be deemed to be $20.00 per share (such amounts being subject to equitable adjustment for stock splits, stock dividends, combinations, reclassifications and reverse stock splits of the Common Stock occurring after the date of this Agreement).

                  "Computation Date" means (1) February 1, 1996, (2) if the Registration Statement required to be filed by the Company pursuant to Section 2(b) has not theretofore been declared effective by the SEC, each date which is 30 days after a Computation Date and (3) if the Registration Statement required to be filed by the Company pursuant to Section 2(b) is not declared effective by the SEC on or before January 2, 1996, the date on which such Registration Statement is declared effective; PROVIDED, HOWEVER, that if such Registration Statement is declared effective after April 1, 1996, then April 1, 1996 shall be a Computation Date; and PROVIDED FURTHER, however, that the latest Computation Date shall be September 30, 1996, which means that no Periodic Amount shall accrue for any period after September 30, 1996.

                  "Measurement Period" means the period of ten consecutive trading days for the Common Stock ending on (or, if such Computation Date is not a trading day, on the last trading day preceding) each Computation Date.

                  Any shares of Common Stock issued or delivered by the Company pursuant to this Section 2(d) shall, at the time of delivery thereof to the Initial Investor, be fully paid and nonassessable shares of Common Stock. So long as the Company is otherwise in compliance in all material respects with its obligations under this Agreement, the payment of the amounts provided in this
Section 2(d) or the issuance of shares of Common Stock in lieu thereof in accordance with the terms of this Section 2(d), the sole liability of the Company to the Initial Investor for the future to register the Registrable Securities pursuant to Section 2(b) hereof prior to September 30, 1996 shall be the obligation to pay such amounts or to issue such shares of Common Stock, as the case may be.

                  (e) ELIGIBILITY FOR FORM S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3

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for registration of the sale by the Initial Investor and any Investor of the
Registrable Securities and, until the later of (1) the date which is two years after the closing under the Subscription Agreement and (2) the date on which the Investors own an aggregate of less than 100,000 Registrable Securities, the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                  3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                  (a) prepare promptly, and file with the SEC a Registration Statement or Statements with respect to all Registrable Securities to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (1) such date as all of the Registrable Securities shall be eligible for sale pursuant to Rule 144 under the Securities Act in a period of three consecutive months or (2) the date on which all Registrable Securities may be sold pursuant to Rule 144(k) under the Securities Act, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading at all times, other than during any period from the date of any notice of an event contemplated by Section 3(f) of this Agreement to the date the Company is required to amend or supplement the Registration Statement in accordance with Section 3(f) of this Agreement; PROVIDED, HOWEVER, that, subject to the conditions set forth in Section 4(a) below, each Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until such date as is provided in Section 3(a) of this Agreement, and, during such period, comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the earlier of (1) such time as all of such Registrable Securities have been disposed of in accordance with the intended

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methods of disposition by the seller or sellers thereof as set forth in the
Registration Statement or (2) the end of the period provided in Section 3(a) of this Agreement;

                  (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (d) use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times until the date as such Registration Statement is required to be kept effective as provided in Section 3(a) of this Agreement and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (e) in the event Investors who hold a majority in interest of the Registrable Securities being offered in the offering select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual

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and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

                  (f) as promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (h) permit a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document containing information concerning the Subscription Agreement, this Agreement or the transactions contemplated thereby or hereby, or concerning any Investor or the plan of distribution in a form to which such counsel reasonably objects;

                  (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                  (j) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement

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(i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors;

                  (k) make available for inspection during regular business hours upon reasonable prior notice by any Investor, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). The Investors shall, to the extent practical and consistent with the protection of their interests, endeavor to coordinate the exercise of their inspection rights under this
Section 3(k) so as to reduce the burden to the Company of making Records available to Inspectors. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant

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to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (l) use its best efforts either (A) to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as either a National Association of Securities Dealers Automated Quotations System ("Nasdaq") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Nasdaq National Market System or for trading in The Nasdaq SmallCap Market (whichever is at the time the principal trading market for the Common Stock) or (B) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure listing on a national securities exchange or Nasdaq authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

                  (m) maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (n) cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the

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Registration Statement and enable such certificates to be in such denominations or amounts as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, in each case at least two business days prior to the closing of such offering; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as EXHIBIT 1 and an opinion of such counsel substantially in the form attached hereto as EXHIBIT 2; PROVIDED, HOWEVER, that if a stop order as to the effectiveness of such Registration Statement is issued or if the prospectus becomes stale under
Section 10(a)(3) of the Securities Act, such instruction or opinion may be appropriately modified until the Registration Statement is once again effective; PROVIDED FURTHER, HOWEVER, that if an event contemplated by Section 3(f) of this Agreement shall occur, the Company or such counsel may modify such instruction or opinion, as the case may be, for the period from the date the Company notifies the Investors of such event to the date the Company is required to supplement or amend the Registration Statement in accordance with Section 3(f) of this Agreement; and

                  (o) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable

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Securities included in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                  (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms

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of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

                  5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and one counsel for all of the Investors, shall be borne by the Company; PROVIDED, HOWEVER, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 2(c) hereof.

                  6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, "Claims"), including, without limitation, any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if

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the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a)(I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent)

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that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount of the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the Indemnified Parties or Indemnified Persons, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel
(1) the representation by the counsel so selected by the indemnifying party of the

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Indemnified Person or Indemnified Party and the indemnifying party would create a conflict of interest for such counsel or (2) there may be reasonable defenses available to an Indemnified Person or an Indemnified Party which are not available to the indemnifying party. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                  8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees that, until the later of (i) the date which is three years after the date of the closing under the Subscription Agreement and (ii) the date on which the Investors beneficially own an aggregate of less than 100,000 Registrable Securities, the Company shall:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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                  (c) furnish to each Investor so long as such Investor owns
Registrable Securities, promptly upon request, such information as may be reasonably requested to permit such Investor to sell such securities pursuant to Rule 144 without registration.

                  9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities which portion constitutes 20 percent or more of such securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the transferee or assignee is an "accredited investor" as that term is defined in Regulation D under the Securities Act, (c) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (d) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (e) at or before the time the Company received the written notice contemplated by clause (c) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

                  10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

                  11. MISCELLANEOUS.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

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                  (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at Interneuron Pharmaceuticals, Inc., One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts 02173, Attention: President, (ii) if to the Initial Investor, at the address set forth under its name in the Subscription Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.


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                  (g) All pronouns and any variations thereof refer to the
masculine, feminine or neuter, singular or plural, as the context may require.

                  (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.



                                   INTERNEURON  PHARMACEUTICALS, INC.

                                   By: /S/ THOMAS F. FARB
                                      ---------------------------------
                                      Name:  Thomas F. Farb
                                      Title: Senior Vice President, Finance




                                   INITIAL INVESTOR:

                                   GFL Advantage Fund Limited

                                   By: /S/ A.P. DE GROOT
                                      ----------------------------------
                                      Name:  A.P. de Groot
                                      Title: President





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                                                                 EXHIBIT 1
                                                                    TO
                                                               REGISTRATION
                                                                  RIGHTS
                                                                 AGREEMENT

                              [Company Letterhead]

                                                                  [Date]
[Name and address of Transfer Agent]


Ladies and Gentlemen:

                  This letter shall serve as our irrevocable authorization and direction to you to transfer or re-register the certificate for the shares of Common Stock, $.01 par value (the "Common Stock"), of Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Company"), represented by certificate number _______ for _______ shares of Common Stock (the "Shares") presently registered in the name of [Name of Investor] upon surrender of such certificate to you, notwithstanding the legend appearing on such certificate. The transfer or re-registration of the certificate by you should be made at such time as you are requested to do so by the record holder of the Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the registered holder of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby; PROVIDED, HOWEVER, no transfer of such certificate may be made during any period that the Company notifies you and the holder of record of such certificate in writing that the use of the prospectus forming part of the Registration Statement covering the Shares (the "Prospectus") has been suspended. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Shares.

                  Nothing in this letter shall modify, as between the Company and the holder of record of such certificate, the terms of the Registration Rights Agreement, dated as of September __, 1995, between the Company and GFL Advantage Fund Limited regarding the circumstances under which the Prospectus shall be available for the offer and sale of the Shares.


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                  Contemporaneous with the delivery of this letter, the Company is delivering to you an opinion of ____________________ as to registration of the Shares under the Securities Act of 1933, as amended.



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                  Should you have any questions concerning this matter, please contact me.


                           Very truly yours,


                           INTERNEURON PHARMACEUTICALS, INC.

                           By:
                              ----------------------------------------
                              Name:
                              Title:

cc:      [Name Of Investor]



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

                                                                   EXHIBIT 2
                                                                      TO
                                                                 REGISTRATION
                                                                    RIGHTS
                                                                   AGREEMENT

                                     [Date]


[Name and address
of transfer agent]

                        INTERNEURON PHARMACEUTICALS, INC.
                             SHARES OF COMMON STOCK
                          ---------------------------

Ladies and Gentlemen:

                  We are counsel to Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company an aggregate of __________ shares (the "Shares") of the Company's Common Stock, $.01 par value, represented by Certificate No. __________. The Shares were purchased by the Holder pursuant to a Subscription Agreement, dated as of __________, 1995, between the Holder and the Company (the "Subscription Agreement"). Pursuant to a Registration Rights Agreement, dated as of __________, 1995, between the Company and the Holder (the "Registration Rights Agreement") entered into in connection with the purchase by the Holder of the Shares pursuant to the Subscription Agreement, the Company agreed with the Holder, among other things, to register the Shares under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the exercise by the Holder of its registration rights under the Registration Rights Agreement, on __________, ____ the Company filed a Registration Statement on Form S-__ (File No. 33-__________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Shares, which names the Holder as a selling stockholder thereunder.

                  [Other introductory and scope of examination language to be inserted]


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

                  Based on the foregoing, we are of the opinion that the Shares have been registered under the Securities Act.

                  [Other appropriate language to be included.]



                                                  Very truly yours,



cc:      [Name of Investor]



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

                                                                  ANNEX III
                                                                      TO
                                                                 SUBSCRIPTION
                                                                   AGREEMENT

                         [LETTERHEAD OF COMPANY COUNSEL]


                                                          [Date of Closing]
[Name of Buyer]


                        INTERNEURON PHARMACEUTICALS, INC.
                     --------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Company"), in connection with the Subscription Agreement, dated ________________, between you and the Company (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

                  As such counsel, we have reviewed the actions heretofore taken by the Company in connection with the Agreement and the transactions contemplated thereby and we have examined originals, or copies certified or otherwise authenticated to our satisfaction, of all such corporate documents, records, agreements, certificates and other instruments of the Company and of such certificates of public officials, and have made such investigations of law and have discussed with officers and representatives of the Company such questions of fact as we have deemed necessary or appropriate as the basis for the opinions hereinafter expressed. We have assumed the accuracy and completeness of all corporate records and information made available to us by the Company upon which we have relied.

                  Based upon the foregoing, we are of the opinion that:

                  (1) The Shares have been duly authorized and, when issued and paid for in accordance with the Agreement, will be validly issued, fully paid and non-assessable;

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

                  (2) The Agreement and the Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by you, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws affecting creditors' rights generally and general principles of equity and except that rights to indemnification and contribution may be limited by public policy; and

                  (3) Assuming the accuracy of your representations and warranties in the Agreement, the issuance and sale of the Shares to the Buyer pursuant to the Agreement is exempt from registration under the 1933 Act by reason of Section 4(2) thereof.

                  These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.



                                                Very truly yours,







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